OPERATING AGREEMENT

                                       OF

                                TICKETS2NITE, LLC

                       A NEVADA LIMITED LIABILITY COMPANY

                                TABLE OF CONTENTS

                                                                           PAGE

ARTICLE I         DEFINITIONS...............................................1
      1.1   "Act"...........................................................1
      1.2   "Adjusted Capital Account"......................................1
      1.3   "Adjusted Capital Contribution".................................1
      1.4   "Affiliate".....................................................1
      1.5   "Agreement".....................................................2
      1.6   "Articles"......................................................2
      1.7   "Bankruptcy"....................................................2
      1.8   "Bona Fide Offer"...............................................2
      1.9   "Capital Account"...............................................2
      1.10  "Capital Contribution"..........................................2
      1.11  "Cinema Ride"...................................................2
      1.12  "Code"..........................................................2
      1.13  "Company".......................................................2
      1.14  "Company Minimum Gain"..........................................2
      1.15  "Distributable Cash"............................................3
      1.16  "Distribution"..................................................3
      1.17  "Economic Interest".............................................3
      1.18  "Economic Risk of Loss".........................................3
      1.19  "Eligible Members"..............................................3
      1.20  "Fair Market Value".............................................3
      1.21  "Fiscal Year"...................................................3
      1.22  "Former Member".................................................3
      1.23  "Former Member's Interest"......................................3
      1.24  "HK Inc.".......................................................3
      1.25  "HK LLC"........................................................3
      1.26  "Managers"......................................................3
      1.27  "Member"........................................................3
      1.28  "Member Minimum Gain"...........................................4
      1.29  "Member Nonrecourse Debt".......................................4
      1.30  "Member Nonrecourse Deductions".................................4
      1.31  "Membership Interest"...........................................4
      1.32  "Membership Termination Event"..................................4
      1.33  "Net Profits" and "Net Losses"..................................4
      1.34  "Nevada Statute"................................................4
      1.35  "Nonrecourse Deductions"........................................5
      1.36  "Nonrecourse Liability".........................................5
      1.37  "Offered Interest"..............................................5
      1.38  "Percentage Interest"...........................................5
      1.39  "Person"........................................................5
      1.40  "Purchasing Member".............................................5
      1.41  "Tax Credits"...................................................5
      1.42  "Tax Matters Member.............................................5
      1.43  "Transfer"......................................................5

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                                                                        PAGE(S)
      1.44  "Transferring Member"...........................................5
      1.45  "Treasury Regulations"..........................................5

ARTICLE II        ORGANIZATIONAL MATTERS....................................6
      2.1   Name............................................................6
      2.2   Term............................................................6
      2.3   Office and Agent................................................6
      2.4   Purpose of Company..............................................6
      2.5   Intent..........................................................6
      2.6   Reimbursement of Expenses of Organization.......................6
      2.7   Name Change.....................................................6

ARTICLE III       CAPITAL CONTRIBUTIONS.....................................7
      3.1   Initial Capital Contributions...................................7
      3.2   Intentionally Deleted...........................................7
      3.3   Additional Capital Contributions................................7
      3.4   Capital Accounts................................................7
      3.5   No Priorities of Members; No Withdrawals of Capital.............8
      3.6   No Interest.....................................................8

ARTICLE IV        MEMBERS...................................................8
      4.1   Limited Liability...............................................8
      4.2   Admission of Additional Members.................................8
      4.3   Withdrawal......................................................8
      4.4   Members Are Not Agents..........................................8
      4.5   Meetings of Members; Written Consent............................8

ARTICLE V         MANAGEMENT AND CONTROL OF THE COMPANY.....................9
      5.1   General Supervision and Control of Management by the Managers...9
      5.2   Officers of the Company........................................10
      5.3   Transactions between the Company and the Members...............10
      5.4   Performance of Duties; Liability of Managers and Officers......10
      5.5   Company Opportunities..........................................11
      5.6   Expenses.......................................................11
      5.7   Medical Insurance..............................................12

ARTICLE VI        ALLOCATIONS OF NET PROFITS, NET LOSSES AND DISTRIBUTIONS.12
      6.1   Minimum Gain Chargeback........................................12
      6.2   Member Minimum Gain Chargeback.................................12
      6.3   Qualified Income Offset........................................12
      6.4   Nonrecourse Deductions.........................................12
      6.5   Member Nonrecourse Deductions..................................12
      6.6   Allocation of Net Profits......................................12
      6.7   Allocation of Net Losses.......................................13

                                                                        PAGE(S)
      6.8   Distribution of Distributable Cash by the Company..............13
      6.9   Allocation of Net Profits and Losses and Distributions in Respect of
            a Transferred Interest.........................................13
      6.10  Tax Allocation Matters.........................................13
      6.11  Order of Application...........................................13
      6.12  Allocation of Liabilities......................................14
      6.13  Form of Distribution...........................................14

ARTICLE VII       TRANSFER OF INTERESTS....................................15
      7.1   Transfer of Interests..........................................15
      7.2   Right of First Offer...........................................15

ARTICLE VIII      CONSEQUENCES OF MEMBERSHIP TERMINATION EVENTS............16
      8.1   Dissolution of Company.........................................16
      8.2   Admission or Conversion........................................16
      8.3   Purchase Price.................................................16
      8.4   Notice of Intent to Purchase...................................17
      8.5   Election to Purchase Less Than All of the Former Member's Interest.
            17
      8.6   Closing of Purchase of Former Member's Interest................17
      8.7   Payment of Purchase Price......................................17

ARTICLE IX        ACCOUNTING, RECORDS AND REPORTING BY MEMBERS.............18
      9.1   Books and Records..............................................18
      9.2   Bank Accounts; Invested Funds..................................18
      9.3   Tax Matters for the Company Handled by the Managers and Tax Matters
            Members........................................................18
      9.4   Accounting Matters.............................................18

ARTICLE X         DISSOLUTION AND WINDING UP...............................18
      10.1  Dissolution....................................................18
      10.2  Certificate of Dissolution.....................................19
      10.3  Winding Up.....................................................19
      10.4  Distributions in Kind..........................................19
      10.5  Order of Payment of Proceeds Upon Dissolution..................19
      10.6  Compliance with Treasury Regulations...........................20
      10.7  Limitations on Payments Made in Dissolution....................20
      10.8  Certificate of Cancellation....................................20
      10.9  Compensation for Services......................................20

ARTICLE XI        INDEMNIFICATON...........................................20
      11.1  Indemnification................................................20
      11.2  Contract Right; Expenses.......................................21
      11.3  Indemnification of Officers and Employees......................21
      11.4  Insurance......................................................21

                                                                        PAGE(S)
ARTICLE XII       MISCELLANEOUS............................................21
      12.1  Amendments.....................................................21
      12.2  Offset Privilege...............................................21
      12.3  Remedies Cumulative............................................21
      12.4  Notices........................................................21
      12.5  Attorney's Fees................................................22
      12.6  Governing Law; Jurisdiction....................................22
      12.7  Complete Agreement.............................................22
      12.8  Binding Effect.................................................22
      12.9  Section Headings...............................................22
      12.10 Interpretation.................................................22
      12.11 Severability...................................................22
      12.12 Multiple Counterparts..........................................22

                               OPERATING AGREEMENT
                                       OF
                                TICKETS2NITE, LLC

                       A NEVADA LIMITED LIABILITY COMPANY


     This Operating Agreement is made as of September 24, 2002, by and between Cinema Ride, Inc., a Delaware corporation ("Cinema Ride"), and Entasis LLC, a Delaware limited liability company ("HK LLC") as successor to Tickets2Nite, Inc., a Nevada corporation ("HK Inc.") (each, a "Member" and together, the "Members"), with reference to the following facts:

     A. The parties desire to form TICKETS2NITE, LLC (the "Company") as a limited liability company under the laws of the State of Nevada and, to that end, have filed Articles of Organization for the Company with the Nevada Secretary of State.

     B. The parties now desire to adopt an operating agreement to govern their respective rights and obligations as Members of the Company.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt of which is acknowledged, the parties agree that the following shall be the Operating Agreement of the Company. ARTICLE I

                                   DEFINITIONS

     When used in this Agreement, the following terms have the following meanings:

     1.1 "ACT" means the Nevada Limited Liability Company Act, codified in the Nevada Statute Section 86.011 ET SEQ.

     1.2 "ADJUSTED CAPITAL ACCOUNT" of a Member means the Capital Account of that Member increased by the Member's share of Company Minimum Gain and Member Minimum Gain.

     1.3 "ADJUSTED CAPITAL CONTRIBUTION" of a Member means the excess of (a) that Member's Capital Contribution to the Company, over (b) Distributions to that Member under Section 6.8(a).

     1.4 "AFFILIATE" of a Member or Manager means (i) a Person directly or indirectly (through one or more intermediaries) controlling, controlled by or under common control with that Member or Manager; (ii) an officer, director, partner, member or immediate family member of that Member or Manager; or (iii) a member of the immediate family of an officer, director, partner or member of that Member or Manager. For these purposes "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     1.5 "AGREEMENT" means this Operating Agreement of TICKETS2NITE, LLC, as originally executed and as amended from time to time.

     1.6 "ARTICLES" means the Articles of Organization of the Company, as originally filed with the Nevada Secretary of State and as amended from time to time.

     1.7 "BANKRUPTCY" of a Member means: (i) the institution of any proceedings under any federal or state law for the relief of debtors, including the filing by or against that Member of a voluntary or involuntary case under the federal bankruptcy law, which proceedings, if involuntary, are not dismissed within sixty (60) days after their filing; (ii) an assignment of the property of that Member for the benefit of creditors; (iii) the appointment of a receiver, trustee or conservator of any substantial portion of the assets of that Member, which appointment, if obtained ex parte, is not dismissed within sixty (60) days thereafter; (iv) the seizure by a sheriff, receiver, trustee or conservator of any substantial portion of the assets of that Member; (v) the failure by that Member generally to pay its debts as they become due within the meaning of
Section 303(h)(1) of the United States Bankruptcy Code, as determined by the Bankruptcy Court; or (vi) that Member's admission in writing of its inability to pay its debts as they become due.

     1.8 "BONA FIDE OFFER" means an offer in writing to a Member offering to purchase all or any part of that Member's Membership Interest or any interest therein and setting forth all of the material terms and conditions of the proposed purchase from an offeror who is ready, willing and able to consummate the purchase and who is neither the Company nor an Affiliate of that Member.

     1.9 "CAPITAL ACCOUNT" of a Member means the capital account of that Member determined from the inception of the Company strictly in accordance with the rules set forth in Section 1.704-1(b)(2)(iv) of the Treasury Regulations.

     1.10 "CAPITAL CONTRIBUTION" of a Member, at any particular time, means the amount of money, the fair market value of any property, promissory note or other binding obligation to contribute money or property, which that Member has theretofore contributed to the capital of the Company. The Members hereby agree that the fair market value of all property, promissory notes and other binding obligations to contribute money or property contributed by each Member concurrently with the execution hereof shall be equal to the amount set forth as each Member's Capital Account balance on Exhibit "A" attached hereto.

     1.11 "CINEMA RIDE" means Cinema Ride, Inc., a Delaware corporation, or any permitted successor-in-interest to its entire Membership Interest.

     1.12 "CODE" means the Internal Revenue Code of 1986, and as amended.

     1.13 "COMPANY" means TICKETS2NITE, LLC, a Nevada limited liability company.

     1.14 "COMPANY MINIMUM GAIN" with respect to any taxable year of the Company means the "partnership minimum gain" of the Company computed strictly in accordance with the principles of Section 1.704-2(d) of the Treasury Regulations.

     1.15 "DISTRIBUTABLE CASH" at any time means that portion of the cash then on hand or in bank accounts of the Company which the Managers, in their absolute discretion, deem available for distribution to the Members, taking into account
(a) the amount of cash required for the payment of all current expenses, liabilities and obligations of the Company (whether for expense items, capital expenditures, improvements, retirement of indebtedness or otherwise) and (b) the amount of cash necessary to establish prudent reserves for the payment of future capital expenditures, improvements, retirements of indebtedness, operations and contingencies, known or unknown, liquidated or unliquidated, including, but not limited to, liabilities which may be incurred in litigation and liabilities undertaken pursuant to the indemnification provisions of this Agreement.

     1.16 "DISTRIBUTION" means the transfer of money or property by the Company to one or more Members without separate consideration.

     1.17 "ECONOMIC INTEREST" means a share, expressed as a percentage, of one or more of the Company's Net Profits, Net Losses, Tax Credits, Distributable Cash or other Distributions, but does not include any other rights of a Member, including, without limitation, the right to vote or participate in the management of the Company or the right to information concerning the business and affairs of the Company. 1.18 "ECONOMIC RISK OF LOSS" means the economic risk of loss within the meaning of Section 1.752-2 of the Treasury Regulations.

     1.19 "ELIGIBLE MEMBERS" has the meaning specified in Section 7.2. 1.20 "FAIR MARKET VALUE" means, with respect to an asset, the price at which that asset would be sold for cash payable at closing between a willing buyer and a willing seller, each having reasonable knowledge of all relevant facts concerning the asset and neither acting under any compulsion to buy or sell.

     1.21 "FISCAL YEAR" Means the Company's fiscal year, which shall be December 31, 2002.

     1.22   "FORMER   MEMBER"  has  the  meaning   specified   in  Section  8.2.

     1.23 "FORMER MEMBER'S  INTEREST" has the meaning  specified in Section 8.2.

     1.24 "HK INC." means Tickets2Nite, Inc, a Nevada corporation.

     1.25 "HK LLC" means Entasis LLC, a Delaware limited liability company or a permitted successor-in-interest to its entire Membership Interest.

     1.26 "MANAGERS" means the Managers of the Company duly selected by the Members pursuant to Section 5.1(b).

     1.27 "MEMBER" means each Person who (a) is an initial signatory to this Agreement, has been admitted to the Company as a Member in accordance with the Articles or this Agreement or is a transferee of a Member who has become a Member in accordance with the provisions of this Agreement , and (b) has not suffered a Membership Termination Event.

     1.28  "MEMBER  MINIMUM  GAIN" has the  meaning  given to the term  "partner
nonrecourse   debt  minimum   gain"  in  Section   1.704-2(d)  of  the  Treasury
Regulations.

     1.29 "MEMBER NONRECOURSE DEBT" means any "partner nonrecourse liability" or "partner nonrecourse debt" under Section 1.704-2(b)(4) of the Treasury Regulations. Subject to the foregoing, it means any Company liability to the extent the liability is nonrecourse for purposes of Section 1.1001-2 of the Treasury Regulations, and a Member (or related Person within the meaning of Section 1.752-4(b) of the Treasury Regulations) bears the Economic Risk of Loss under Section 1.752-2 of the Treasury Regulations because, for example, the Member or related Person is the creditor or a guarantor.

     1.30 "MEMBER NONRECOURSE DEDUCTIONS" means the Company deductions, losses and Code Section 705(a)(2)(B) expenditures, as the case may be (as computed for "book" purposes), that are treated as deductions, losses and expenditures attributable to Member Nonrecourse Debt under Section 1.704-2(i)(2) of the Treasury Regulations.

     1.31 "MEMBERSHIP INTEREST" means a Member's total interest as a member of the Company, including that Member's share of the Company's Net Profits, Net Losses, Distributable Cash or other Distributions, its right to inspect the books and records of the Company and its right, to the extent specifically provided in this Agreement, to participate in the business, affairs and management of the Company and to vote or grant consent with respect to matters coming before the Company.

     1.32 "MEMBERSHIP TERMINATION EVENT" with respect to any Member means one or more of the following: the death, insanity, permanent disability, withdrawal, resignation, expulsion, Bankruptcy, dissolution or occurrence of any other event which terminates the continued membership of that Member in the Company, other than a Transfer of a Member's Membership Interest which is made in accordance with the provisions of ARTICLE VII.

     1.33 "NET PROFITS" and "NET LOSSES" means, for each fiscal period, the net income and net loss, respectively, of the Company determined strictly in accordance with federal income tax principles (including rules governing depreciation and amortization), except that in computing net income or net loss, the "book" value of an asset will be substituted for its adjusted tax basis if the two differ, and the following items shall be excluded from the computation:
(a) any gain, income, deductions or losses specially allocated under Sections 6.1, 6.2, or 6.3; (b) any Nonrecourse Deductions; and (c) any Member Nonrecourse Deductions.

     1.34 "NEVADA STATUTE" means the Nevada Revised Statute, as amended from time to time. Any references in this Agreement to a specific provision of the Nevada Statute shall refer to the cited provision, as the same may be
subsequently   amended  from  time  to  time,   as  well  as  to  any  successor
provision(s).

     1.35 "NONRECOURSE DEDUCTIONS" in any fiscal period means the amount of Company deductions that are characterized as "nonrecourse deductions" under Treasury Regulations Section 1.704-2(b) of the Treasury Regulations.

     1.36 "NONRECOURSE LIABILITY" means a liability treated as a "nonrecourse liability" under Sections 1.704-2(b)(3) and 1.752-1(a)(2) of the Treasury Regulations.

     1.37 "OFFERED INTEREST" has the meaning specified in Section 7.2.

     1.38 "PERCENTAGE INTEREST" means the percentage interest of a Member set forth opposite the name of that Member in Exhibit A hereto, as such percentage may be adjusted from time to time pursuant to the provisions of this Agreement.

     1.39 "PERSON" means any entity, corporation, company, association, joint venture, joint stock company, partnership, trust, limited liability company, limited liability partnership, real estate investment trust, organization, individual (including personal representatives, executors and heirs of a deceased individual), nation, state, government (including agencies, departments, bureaus, boards, divisions and instrumentalities thereof), trustee, receiver or liquidator.

     1.40 "PURCHASING MEMBER" has the meaning specified in Section 8.4. 1.41 "TAX CREDITS" means all credits against income or franchise taxes and credits allowable to Members under state, federal or other tax statutes.

     1.42 "TAX MATTERS MEMBER" means the Members appointed pursuant to the provisions of Section 9.3 to serve as the "tax matters member" of the Company for purposes of Sections 6221-6233 of the Code. Initially, the Tax Matters Members shall be Cinema Ride and HK LLC.

     1.43 "TRANSFER" means, with respect to a Membership Interest or any interest therein, the sale, assignment, transfer, disposition, pledge, hypothecation or encumbrance thereof, whether direct or indirect, voluntary, involuntary or by operation of law, and whether or not for value, of (a) all or any part of that Membership Interest or interest therein or (b) a controlling interest in any Person which directly or indirectly through one or more intermediaries holds that Membership Interest or interest therein. For these purposes, a "controlling interest" shall not include any transfer which is solely the transfer of an economic interest.

     1.44  "TRANSFERRING  MEMBER" has the meaning specified in Section 7.2.

     1.45 "TREASURY REGULATIONS" means the regulations of the United States Treasury Department pertaining to the income tax.

     References in this Agreement to "Articles," "Sections," "Exhibits" and "Schedules," shall be to the Articles, Sections, Exhibits and Schedules of this Agreement, unless otherwise specifically provided; all Exhibits and Schedules to this Agreement are incorporated herein by reference; any of the terms defined in this Agreement may, unless the context otherwise requires, be used in the singular or the plural and in any gender depending on the reference; the words "herein", "hereof" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and except as otherwise specified in this Agreement, all references in this Agreement (a) to any Person shall be deemed to include such Person's permitted heirs, personal representatives, successors and assigns; and (b) to any agreement, any document or any other written instrument shall be a reference to such agreement, document or instrument together with all exhibits, schedules, attachments and appendices thereto, and in each case as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof; and (c) to any law, statute or regulation shall be deemed references to such law, statute or regulation as the same may be supplemented, amended, consolidated, superseded or modified from time to time.

                                   ARTICLE II

                             ORGANIZATIONAL MATTERS

     2.1 NAME. The name of the Company shall be "TICKETS2NITE, LLC." The business of the Company may be conducted under that name or, upon compliance with applicable law, under any other name that the Members deem appropriate or advisable.

     2.2 TERM. The term of this Agreement shall commence upon the date of this Agreement and shall continue for the period of duration provided in the Articles, unless extended or sooner terminated as hereinafter provided.

     2.3 OFFICE AND AGENT. The Company shall continuously maintain an office and registered agent in the State of Nevada as required by the Act. The principal office of the Company shall be at the Showcase Mall, 3785 Las Vegas Blvd. South, 4th Floor, Las Vegas, Nevada 89109 or at such other place as the Managers may determine from time to time. The Company may also have such offices within and without the State of Nevada as the Managers may from time to time determine. The registered agent shall be as stated in the Articles or as otherwise determined by the Managers.

     2.4 PURPOSE OF COMPANY. The Company may engage in any lawful activity for which a limited liability company may be organized under the Act; however, its primary purpose shall be to engage in the business of selling same-day discounted show, concert, tours, special events, sports and general entertainment tickets and dinner discounts, other than motion simulator rides.

     2.5 INTENT. It is the intent of the Members that the Company shall always be operated in a manner consistent with its treatment as a "partnership" for Federal and state income tax purposes. It also is the intent of the Members that the Company not be operated or treated as a "partnership" for purposes of
Section 303 of the United States Bankruptcy Code. No Member shall take any action inconsistent with that express intent.

     2.6 REIMBURSEMENT OF EXPENSES OF ORGANIZATION. The Members hereby authorize the Company to pay its expenses of organization and to reimburse any Person advancing funds for that purpose.

     2.7 NAME CHANGE. Promptly upon execution of this Agreement by the Members, HK Inc. shall change its name to one which does not contain the word "TICKETS2NITE" or any name similar to it.

                                   ARTICLE III

                              CAPITAL CONTRIBUTIONS

     3.1 INITIAL CAPITAL CONTRIBUTIONS. Concurrently herewith, each Member shall contribute to the Company the cash amounts which are specified in Exhibit A as that Member's initial Capital Contribution (the "Required Cash Contributions"). Additionally, HK LLC shall assign to the Company the following items and contracts:

          (a) Marketing Sponsorship Agreement dated as of July 2, 2002 by and between the Coca-Cola Company and HK Inc.;

          (b) Sublease dated as of June 28, 2002 by and between Caribbean International Sales Corp., Inc., a Nevada corporation and HK Inc.; and

          (c) All rights title and interest in and to all intellectual property, including, without limitation, software programs, internet domain names and web sites, relating to and including the name "TICKETS2NITE."

Cinema Ride shall also assign to the Company all show contracts and similar agreements relating to discounted tickets. Cinema Ride also grants to the Company a perpetual worldwide exclusive royalty-free license to use any inventions covered by Cinema Ride's business methodology patent application relating to discounted tickets and any and all software developed as a result of the prior expenditures of Cinema Ride. In the event that any of the foregoing contracts and rights set forth in this Section 3.1 cannot be assigned to the Company, each of HK LLC and Cinema Ride, as the case may be, shall use its reasonable best efforts to provide the Company with the economic benefits it would have received had the items referred to herein been assigned to the Company.

     3.2 INTENTIONALLY DELETED.

     3.3 ADDITIONAL CAPITAL CONTRIBUTIONS. No Member shall be required to make any Capital Contributions not specifically referred to in Section 3.1.

     3.4 CAPITAL ACCOUNTS. The Company shall establish and maintain an individual Capital Account for each Member. The initial Capital Account of each Member shall be as set forth opposite such Member's name on Exhibit A hereto, and increased by: (i) any additional Capital Contributions made by such Member and (ii) such Member's allocable shares of Net Profits for each fiscal year; and decreased by: (i) distributions to such Member and (ii) such Member's allocable share of the Net Losses for each fiscal year. In the event that assets of the Company other than cash are distributed to a Member in kind, Capital Accounts shall be adjusted for the hypothetical "book" gain or loss that would have been realized by the Company if the distributed assets had been sold for their fair market values in a cash sale (in order to reflect unrealized gain or loss). In the event of the liquidation of the Company, Capital Accounts shall be adjusted for the hypothetical "book" gain or loss that would have been realized by the Company if all Company assets had been sold for their fair market values in a cash sale (in order to reflect unrealized gain or loss).

     3.5 NO PRIORITIES OF MEMBERS; NO WITHDRAWALS OF CAPITAL. Except as otherwise specified in ARTICLE VI and in the Act, no Member shall have a priority over any other Member as to any Distribution, whether by way of return of capital or by way of profits, or as to any allocation of Net Profits or Net Losses. No Member shall have the right to withdraw or reduce its Capital Contributions in the Company except as a result of the dissolution of the Company or as otherwise provided in Section 4.3 or the Act, and no Member shall have the right to demand or receive property other than cash in return for its Capital Contributions.

     3.6 NO INTEREST. No Member shall be entitled to receive any interest on its Capital Contributions.

                                   ARTICLE IV

                                     MEMBERS

     4.1 LIMITED LIABILITY. Except as required under the Act or as expressly set forth in this Agreement, no Member shall be personally liable for any debt, obligation or liability of the Company, whether that liability or obligation arises in contract, tort or otherwise.

     4.2 ADMISSION OF ADDITIONAL MEMBERS. Subject to compliance with applicable law and the unanimous approval of the Managers, additional Members may be admitted to the Company from time to time upon such terms and conditions as the Managers may determine, and any such additional Members shall be granted Membership Interests and may participate in the management, Distributable Cash, Net Profits, Net Losses, Tax Credits and other Distributions of the Company on such terms as the Managers may fix.

     4.3 WITHDRAWAL. Any Member may withdraw from the Company at any time and for any reason upon thirty (30) days prior written notice to the other Members. Any such withdrawal shall constitute a Membership Termination Event and shall be subject to the provisions of Section 8.1.

     4.4 MEMBERS ARE NOT AGENTS. The management of the Company is vested exclusively in the Managers. No Member, acting solely in its capacity as a Member, may be an agent of the Company, nor may any Member, in that capacity, bind or execute any instrument on behalf of the Company without the prior written consent of the Managers.

     4.5 MEETINGS OF MEMBERS; WRITTEN CONSENT. Meetings of the Members shall be held at such times and places within or without the State of Nevada as the Members may fix from time to time, but, in any event, any Member may call a special meeting of the Members upon ten (10) days prior written notice to the other Members. No annual, regular or special meetings of Members are required, but if such meetings are held, they shall be conducted pursuant to the Act. Members may participate in any meeting through the use of conference telephones or similar communications equipment as long as all Members participating can hear one another. A Member so participating is deemed to be present in person at the meeting. Any action which may be taken by the Members at a meeting may also be taken without a meeting, if a consent in writing setting forth the action so taken is signed by Members having not less than the minimum votes that would be necessary to authorize that action at a meeting of the Members duly called and noticed.

                                    ARTICLE V

                      MANAGEMENT AND CONTROL OF THE COMPANY

     5.1 GENERAL SUPERVISION AND CONTROL OF MANAGEMENT BY THE MANAGERS.

          (a) MANAGEMENT BY MANAGERS. The business and affairs of the Company shall be managed and controlled by Managers (the "Managers"). Except for situations in which the approval of the Members is specifically required by the Act, the Articles or this Agreement, the Managers shall have full complete and exclusive authority, power and discretion to manage and control the business, property and affairs of the Company, to make all decisions regarding those matters, to supervise, direct and control the actions of the officers, if any, of the Company and to perform any and all other actions customary or incident to the management of the Company's business, property and affairs. Within the resources available to the Company, the Managers shall control and direct the administration of the business and affairs of the Company in accordance with sound business practice, taking such steps as are necessary or appropriate in their reasonable judgment to conserve and enhance the value and profitability of the Company's business, property and affairs.

          (b) ELECTION AND TERM OF MANAGERS. The Company shall have two (2) Managers. One of the Managers shall be designated by Cinema Ride (the "Cinema Ride Manager") and one of the Managers shall be designated by HK LLC (the "HK LLC Manager"). Each of Cinema Ride and HK LLC shall have the right to remove the Manager appointed by it at any time and for any reason, by written notice to the other Member, and each Manager so appointed shall serve in the capacity until he or she resigns or is removed by Cinema Ride or HK LLC, as applicable, in their absolute discretion. Each replacement Manager shall be subject to the approval of the other Member which approval shall not be unreasonably withheld. The initial Managers shall be Mitch Francis (as designated by Cinema Ride) and Hal Kolker (as designated by HK Inc.).

          (c) ADVISORY BOARD. There shall be an advisory board of the Company (the "Advisory Board") initially consisting of one individual appointed by the two Managers (the "Individual Advisor"). The Individual Advisor may be removed at any time by any Manager, in its sole and absolute discretion, with or without cause. At the request of the Managers, the Advisory Board shall provide assistance and advice to the Managers. In the event that the Managers are unable to agree on the selection of the Individual Manager (either initially or as replacement), each Manager shall choose an advisor and the two advisors shall in turn choose a third advisor, with the three advisors then acting as the Advisory Board. Said third advisor may be removed at any time by any Manager, in its sole and absolute discretion, with or without cause.

          (d) ACTIONS BY THE MANAGERS. Subject to subparagraph (e) below, all decisions or actions of the Company are subject to the unanimous approval of the Managers (whether verbally or in writing, whether in person or by proxy).

          (e) DISPUTE RESOLUTION. In the event that the Managers cannot reach agreement on any operational decision of the Company, the Managers shall submit the dispute to the Advisory Board. The Advisory Board shall make a determination with respect to the dispute and any such determination shall be binding on the Managers and the Company.

     5.2 OFFICERS OF THE COMPANY.

          (a) APPOINTMENT OF OFFICERS. The Managers may, at their discretion, appoint officers of the Company at any time to conduct, or to assist the Managers in the conduct of, the day-to-day business and affairs of the Company. The officers of the Company may include a Chairperson, a President or Chief Executive Officer, one or more Senior Vice Presidents, one or more Vice Presidents, a Secretary, one or more Assistant Secretaries, a Chief Financial Officer, a Treasurer, one or more Assistant Treasurers and a Comptroller. The officers shall serve at the pleasure of the Managers subject to all rights, if any, of an officer under any contract of employment. Any individual may hold any number of offices and two individuals may serve in one office as a co-officer. If a Manager is not an individual, such Manager's officers may serve as officers of the Company if appointed by the Managers. The officers shall exercise such powers and perform such duties as are typically exercised by similarly titled officers in a corporation and as shall be determined from time to time by the Managers, but subject in all instances to the supervision and control of the Managers. The initial Co-Chief Executive Officers shall be Mitch Francis and Hal Kolker, who shall have joint responsibility for establishing and implementing management policies of the Company. The initial Co-Chairpersons shall be Mitch Francis and Hal Kolker.

          (b) SIGNING AUTHORITY OF OFFICERS. Unless otherwise agreed by the Managers, all checks, instruments and other documents of the Company shall be signed by both Managers. Each Manager shall designate in writing another Person to sign such checks, instruments and other documents on his behalf if such Manager is not available.

          (c) DAY TO DAY MANAGEMENT. Provided that the Company is meeting the minimum targets established by the Managers from time to time, the day to day management of the Company shall be provided by Cinema Ride or an affiliate of Cinema Ride with all actual costs paid or reimbursed by the Company to the extent such costs have been approved as part of the established minimum targets. If the Company fails to meet such targets and one or both Managers elect to remove Cinema Ride or its affiliate or Cinema Ride (or its affiliate or successor) resigns, the Managers shall then appoint a successor who should conduct such day to day business. In the event that the Managers fail to establish or agree upon minimum targets, then the matter shall be submitted to the Advisory Board.

     5.3 TRANSACTIONS BETWEEN THE COMPANY AND THE MEMBERS. Notwithstanding that it may constitute a conflict of interest, the Members and/or the Managers may, and may cause their Affiliates to, engage in any transaction with the Company so long as that transaction is (a) fair to the Company and (b) approved by the Managers.

     5.4 PERFORMANCE OF DUTIES; LIABILITY OF MANAGERS AND OFFICERS. Neither the Managers nor any officer shall be liable to the Company or to any Member for any losses or damages suffered by them, except as the result of fraud, deceit, gross negligence, reckless or intentional misconduct or a knowing violation of law or this Agreement by the Managers or officer or as a result of acts from which the Managers or officer derives an improper personal benefit. The Managers and officers, if any, shall perform their managerial duties in good faith, in a manner they reasonably believe to be in the best interests of the Company and the Members. In performing their duties, the Managers and officers shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, of the following persons or groups unless they have knowledge concerning the matter in question that would cause such reliance to be unwarranted and provided that the Managers and officers act in good faith and after reasonable inquiry when the need therefor is indicated by the circumstances:

          (a) one or more agents of the Company whom the Managers or officers, as the case may be, reasonably believe to be reliable and competent in the matters presented; or

          (b) any attorney, independent accountant or other Person as to matters which the Managers or officers, as the case may be, reasonably believe to be within such Person's professional or expert competence.

     5.5   COMPANY OPPORTUNITIES.

          (a) COMPANY OPPORTUNITIES. Each Member and its Affiliates shall be required to offer to the Company each and every opportunity it acquires after the date of this Agreement to pursue a prospective business venture if, by its nature, that prospective business venture is within the primary purpose of the Company specified in Section 2.4 and if the Company would reasonably be in a position to take up that prospective business venture in the course of its business.

          (b) COMPETING ACTIVITIES. Except for prospective business ventures which are within the primary purpose of the Company and are, therefore, subject to the provisions of Section 5.5(a), however:

               (i) no Member shall be obligated to present any prospective project, business venture, investment opportunity or economic advantage to the Company or any other Members, even if the opportunity is one of the character that, if presented to the Company or the other Members, could be taken by the Company or the other Members, and each Member shall have the right to hold any such prospective project, business venture, investment opportunity or economic advantage for its own account or to recommend the same to Persons other than the Company or the other Members; and

               (ii) the Members and their respective officers, directors, shareholders, partners, members, agents, employees and Affiliates may engage or invest in, independently or with others, any business activity of any type or description. Neither the Company nor the other Members shall have the right in or to such other ventures or activities or to the income or proceeds derived therefrom.

     5.6 EXPENSES. The Company shall reimburse the Members and the Managers and their respective Affiliates for all reasonable out-of-pocket costs and expenses incurred by them in connection with the business and affairs of the Company, as well as organizational expenses (including, without limitation, legal and accounting fees and costs) incurred by them to form the Company and to prepare the Articles and this Agreement. In particular, the Company shall reimburse Hal Kolker and Cinema Ride for all travel expenses in connection with their visits to Las Vegas and their cellular phone expenses, up to $2,000 per month subject to appropriate documentation. Any expense item or series of related expense items in excess of $3,000 shall require the pre-approval of both Managers.

     5.7 MEDICAL INSURANCE The Company shall include Hal Kolker under a group employee medical insurance policy to be determined by Hal Kolker. Hal Kolker shall reimburse the Company for the costs thereof attributable to insuring him.


                                   ARTICLE VI

            ALLOCATIONS OF NET PROFITS, NET LOSSES AND DISTRIBUTIONS

     6.1 MINIMUM GAIN CHARGEBACK.

     In the event that there is a net decrease in the Company Minimum Gain during any taxable year, the minimum gain chargeback described in Sections 1.704-2(f) and (g) of the Treasury Regulations shall apply.

     6.2 MEMBER MINIMUM GAIN CHARGEBACK. If during any taxable year there is a net decrease in Member Minimum Gain, the partner minimum gain chargeback described in Section 1.704-2(i)(4) of the Treasury Regulations shall apply.

     6.3 QUALIFIED INCOME OFFSET. Any Member who unexpectedly receives an adjustment, allocation or Distribution described in subparagraphs (4), (5) or
(6) of Section 1.704-1(b)(2)(ii)(D) of the Treasury Regulations, which adjustment, allocation or distribution creates or increases a deficit balance in that Member's Capital Account, shall be allocated items of "book" income and gain in accordance with the provisions of the "qualified income offset" as described in Section 1.704-1(b)(2)(ii)(D) of the Treasury Regulations.

     6.4 NONRECOURSE DEDUCTIONS. Nonrecourse Deductions shall be allocated to the Members in proportion to their Percentage Interests.

     6.5 MEMBER NONRECOURSE DEDUCTIONS. Member Nonrecourse Deductions shall be allocated to the Members as required in Section 1.704-2(i)(1) of the Treasury Regulations in accordance with the manner in which the Members bear the burden of an Economic Risk of Loss corresponding to the Member Nonrecourse Deductions.

     6.6 ALLOCATION OF NET PROFITS. The Net Profits for each fiscal period of the Company shall be allocated to the Members in accordance with the following order of priority:

          (a) first, to those Members with negative Adjusted Capital Accounts, among them in proportion to the ratio of the negative balances in their Adjusted Capital Accounts, until no Member has a negative Adjusted Capital Account;

          (b) second, to those Members whose Adjusted Capital Contributions are in excess of their Adjusted Capital Accounts, among them in accordance with the ratio of these excesses, until all of these excesses have been eliminated; and

          (c)  finally,  to  the  Members  in  proportion  to  their  Percentage
Interests.

     6.7 ALLOCATION OF NET LOSSES. Net Losses for each fiscal period of the Company shall be allocated to the Members in proportion to their Percentage Interests.

     6.8 DISTRIBUTION OF DISTRIBUTABLE CASH BY THE COMPANY. Subject to applicable law and any limitations contained elsewhere in this Agreement, the Managers shall cause the Company to distribute any Distributable Cash at least monthly to the Members, which Distributions shall be in the following order of priority:

          (a) first, to the Members in proportion to their Adjusted Capital Contributions until each Member's Adjusted Capital Contribution has been reduced to zero; and

          (b) finally,  to  the  Members  in  proportion  to  their  Percentage
Interests.

     6.9 ALLOCATION OF NET PROFITS AND LOSSES AND DISTRIBUTIONS IN RESPECT OF A TRANSFERRED INTEREST. If any Membership Interest is Transferred or is increased or decreased by reason of the admission of a new Member or otherwise during any Fiscal Year, each item of income, gain, loss, deduction or credit of the Company for that Fiscal Year shall be assigned pro rata to each day in the particular period of that Fiscal Year to which such item is attributable (i.e., the day on or during which it is accrued or otherwise incurred) and the amount of each item so assigned to any such day shall be allocated to the Member based upon that Member's respective Membership Interest at the close of that day. Notwithstanding any provision above to the contrary, gain or loss of the Company realized in connection with a sale or other disposition of any of the assets of the Company shall be allocated solely to the parties owning Membership Interests as of the date that sale or other disposition occurs.

     6.10 TAX ALLOCATION MATTERS.

          (a) CONTRIBUTED OR REVALUED PROPERTY. Each Member's allocable share of the taxable income or loss of the Company, depreciation, depletion, amortization and gain or loss with respect to any contributed property, or with respect to revalued property where the Company's property is revalued pursuant to Paragraph
(b)(2)(iv)(f) of Section 1.704-1 of the Treasury Regulations, shall be determined in the manner (and as to revaluations, in the same manner as) provided in Section 704(c) of the Code. The allocation shall take into account, to the full extent required or permitted by the Code, the difference between the adjusted basis of the property to the Member contributing it and the fair market value of the property determined by the Managers at the time of its contribution or revaluation, as the case may be. The Company shall apply Section 704(c)(1)(A) by using the "traditional method" as set forth in Section 1.704-3(b) of the Treasury Regulations.

          (b) RECAPTURE ITEMS. In the event that the Company has taxable income that is characterized as ordinary income under the recapture provisions of the Code, each Member's distributive share of taxable gain or loss from the sale of Company assets (to the extent possible) shall include a proportionate share of this recapture income equal to that Member's share of prior cumulative depreciation deductions with respect to the assets which gave rise to the recapture income.

     6.11 ORDER OF APPLICATION. To the extent that any allocation, Distribution or adjustment specified in any of the preceding Sections of this ARTICLE VI affects the results of any other allocation, Distribution or adjustment required herein, the allocations, Distributions and adjustments specified in the following Sections shall be made in the priority listed:

          (a) Section 6.8.

          (b) Section 6.1.

          (c) Section 6.2.

          (d) Section 6.3.

          (e) Section 6.4.

          (f) Section 6.5.

          (g) Section 6.7.

          (h) Section 6.6.

          (i) Section 10.5.

     These provisions shall be applied as if all Distributions and allocations were made at the end of the Company's Fiscal Year. Where any provision depends on the Capital Account of any Member, that Capital Account shall be determined after the operation of all preceding provisions for the Fiscal Year.

     Notwithstanding the allocation provisions set forth above in Sections 6.1 through 6.7, the Members hereby agree that, upon the sale of all or substantially all of the assets of the Company and/or the dissolution and liquidation of the Company, the allocation provisions contained in this Article VI and elsewhere in this Agreement shall be applied and amended by the Members to cause to the greatest extent possible the final Capital Account balances of the Members to be as close as possible equal to the amount that would be distributed to each Member pursuant to Section 6.8 if the aggregate of the proceeds from the sale of such assets and/or any liquidation proceeds were distributed pursuant to said Section 6.8, rather than distributed pursuant to
Section 10.5(a) which Section 10.5(a) shall be the controlling provision. Such application and amendment by Members to create such result shall include, if necessary, special allocations of gross income and/or gross deductions for the current accounting period. This paragraph shall control notwithstanding any reallocation of income, loss or items thereof by the Internal Revenue Service or any other taxing authority.

     6.12 ALLOCATION OF LIABILITIES. Each Member's interest in "partnership" profits for purposes of determining that Member's share of "excess nonrecourse liabilities" of the Company as used in Section 1.752-3(a)(3) of the Treasury Regulations, shall be equal to that Member's Percentage Interest.

     6.13 FORM OF DISTRIBUTION. No Member, regardless of the nature of its Capital Contribution, has the right to demand and receive any Distribution from the Company in any form other than money. No Member may be compelled to accept from the Company a Distribution of any asset in kind in lieu of a proportionate Distribution of money being made to other Member(s), and except upon a dissolution and the winding up of the Company, no Member may be compelled to accept a Distribution of any asset in kind.

                                   ARTICLE VII

                              TRANSFER OF INTERESTS

     7.1 TRANSFER OF INTERESTS. Except as permitted in Section 7.2, no Member shall be entitled to Transfer all or any part of its Membership Interest except with the prior written consent of all other Members, which consent may be given or withheld, conditioned or delayed as the other Members may determine in their sole and absolute discretion. Any attempted Transfer without such prior written consent shall be null and void AB INITIO, and the transferee shall not become a Member.

     7.2 RIGHT OF FIRST OFFER.

          (a) OFFER TO SELL; OPTION TO PURCHASE. If a Member (the "TRANSFERRING MEMBER") desires to Transfer all or any part of its Membership Interest (the "OFFERED INTEREST"), the Transferring Member shall give written notice to the Company and to the other Members (the "ELIGIBLE MEMBERS"), setting forth in full the terms of the proposed sale (the "Offer"). The Company shall then have the right and option, for a period ending ten (10) calendar days following its receipt of the written notice, to elect to purchase all or any part of the Offered Interest at the purchase price and upon the terms specified in the Offer. If the Company elects to purchase less than all of the Offered Interest, the Eligible Members shall then have the right and option, for a period of twenty (20) calendar days thereafter, to elect to purchase all or any part of the Offered Interest not elected to be purchased by the Company pro rata in accordance with the ratio of their Percentage Interests (or non pro rata if such Members so agree), at the purchase price and upon the terms specified in the Offer.

               i) TRANSFER TO PROPOSED TRANSFEREE. If the Company and/or the Eligible Members in the aggregate do not elect to purchase all of the Offered Interest pursuant to this Section 7.2, the Transferring Member may Transfer all of the Offered Interest to a third party provided that the net present value of the purchase price for the Offerred Interest is at least 92.5% of the net present value of the price for the Offerred Interest as set forth in the Offer, whereupon the transferee shall take and hold the Offered Interest subject to this Agreement and to all of the obligations and restrictions upon the Transferring Member and shall observe and comply with this Agreement and with all such obligations and restrictions. The Transferring Member shall have ninety
(90) calendar days after the date of the termination of the Eligible Members' options provided above to enter into a binding agreement to sell the Offered Interest and ninety (90) calendar days thereafter to Transfer the Offered Interest. If no such agreement is entered into or the Transfer is not effected within any such ninety (90) calendar day period, then the Transferring Member shall not be entitled to Transfer the Transferred Interest and any subsequent proposed Transfer of all or any part of the Transferring Member's Membership Interest shall once again be subject to the provisions of this Section 7.2.

               ii) NON-CASH CONSIDERATION. For these purposes, if any consideration offered for the Offered Interest consists of rights, interests or property other than money or an obligation to pay money, the Managers (other than any Manager who is also the Transferring Member), or the non-Transferring

Members if the sole Manager is the Transferring Member, shall, in good faith, determine the Fair Market Value of that consideration in monetary terms.

                                  ARTICLE VIII

                  CONSEQUENCES OF MEMBERSHIP TERMINATION EVENTS

     8.1 DISSOLUTION OF COMPANY. Upon the occurrence of a Membership Termination Event, the Company shall dissolve unless (a) all remaining Members consent in writing within ninety (90) days of the Membership Termination Event to continue the Company in a reconstituted form, if necessary and (b) agreement is reached within such ninety (90) day period between the Company and the Member (or the legal representative or other successor-in-interest of the Member) who suffered the Membership Termination Event as to the purchase of that Member's Membership Interest.

     8.2 ADMISSION OR CONVERSION. Upon the occurrence of a Membership Termination Event with respect to a Member under circumstances where the Company does not dissolve, the remaining Members shall determine which one of the following shall occur and give written notice thereof to the Member who suffered the Membership Termination Event (the "Former Member"):

          (a) the Former Member's personal representative or other successor-in-interest shall be admitted as a Member of the Company in the place and stead of the Former Member to the extent of the Former Member's Membership Interest (the "Former Member's Interest"); PROVIDED HOWEVER, (a) the other Members shall have consented in writing to such admission (the granting or denial of which shall be in each Member's sole discretion), (b) the assignee has executed a counterpart of this Agreement (as modified or amended from time to time) and such other instruments as the other Members may reasonably deem necessary or appropriate to confirm the undertaking of the assignee to be bound by all the terms and provisions of this Agreement and (c) the assignee has undertaken in writing to pay all expenses incurred by the Company in connection with such assignment;

          (b) the Company and/or one or more of the remaining Members and/or (if the entire Former Member's Interest is not subscribed for purchase by the Company and/or one or more of the remaining Members) any other Person(s) designated by the Managers (other than any Manager affiliated with the Former Member) shall purchase, and the Former Member or the Former Member's personal representative or other successor-in-interest shall sell, the Former Member's Interest or part thereof upon the terms and conditions specified in Section 8.3; or (c) any combination of the above.

     8.3 PURCHASE PRICE. If the Managers (other than any Manager affiliated with the Former Member) elect the alternative in Section 8.2(b), the purchase price for the Former Member's Interest shall be the Capital Account balance of the Former Member as of the date of the Membership Termination Event, PROVIDED, HOWEVER, that if the Former Member or the Former Member's legal representative or other successor-in-interest deems the Capital Account balance to vary from the fair market value of the Former Member's Interest as of the date of the Membership Termination Event by more than ten percent (10%), it shall be entitled to require an appraisal by providing notice of the request for appraisal within thirty (30) days after the determination of the Managers to cause the Company to purchase the Former Member's Interest pursuant to Section 8.2(b). In such event, the fair market value of the Former Member's Interest as of the date of the Membership Termination Event shall be determined by three (3) independent appraisers, one selected by the Former Member or the Former Member's legal representative or other successor-in-interest, one selected by the Company and one selected by the two appraisers so named. The fair market value of the Former Member's Interest as of the date of the Membership Termination Event shall be deemed to be the average of the two appraisals closest in amount to each other, and the fair market value of the Former Member's Interest as of the date of the Membership Termination Event, as so determined, shall be the purchase price. If the fair market value is determined to vary from the Capital Account balance by less than ten percent (10%), the party requesting the appraisal shall pay all expenses of all the appraisers. In all other events, the party requesting the appraisal shall pay one-half of such expenses and the other party shall pay one-half of such expenses.

     8.4 NOTICE OF INTENT TO PURCHASE. If the Managers elect the alternative specified at Section 8.2(b), then, within thirty (30) days after the purchase price of the Former Members' Interest is determined, the Managers shall notify the remaining Members of that portion, if any, of the Former Members' Interest which the Company has elected to purchase. If the Company elects to purchase less than all of the Former Members' Interest, each remaining Member shall notify the Managers in writing, within ten (10) days thereafter, if that Member desires to purchase a portion of the balance of the Former Members' Interest. The failure of any remaining Member to so notify the Managers within such ten
(10) day period shall constitute an election on the part of that Member not to purchase any of the balance of the Former Members' Interest. Each remaining Member so electing to purchase (a "Purchasing Member") shall be entitled to purchase a portion of the balance of the Former Members' Interest in the same proportion that the Percentage Interest of the Purchasing Member bears to the aggregate of the Percentage Interests of all of the Purchasing Members.

     8.5 ELECTION TO PURCHASE LESS THAN ALL OF THE FORMER MEMBER'S INTEREST. If any Purchasing Member elects to purchase less than all of its pro rata share of the balance of the Former Member's Interest, then the other Purchasing Members may elect to purchase more than their pro rata share. If the Company and the Purchasing Members do not elect to purchase all of the Former Member's Interest, any other Person(s) designated by the Managers may purchase the remaining share thereof.

     8.6 CLOSING OF PURCHASE OF FORMER MEMBER'S INTEREST. The closing (the "Closing") of the sale of a Former Member's Interest shall be held no later than sixty (60) days after the determination of the purchase price. At the Closing, the Former Member or the Former Member's legal representative shall deliver to the purchasers an instrument of transfer (containing warranties as to title and the absence of encumbrances) conveying the Former Member's Interest. The Former Member or the Former Member's legal representative and the purchasers shall do all things and execute and deliver all papers necessary to consummate the transaction in accordance with the provisions of this Agreement.

     8.7 PAYMENT OF PURCHASE PRICE. The purchase price shall be paid as follows: the purchasers shall pay cash at the Closing equal to one-fifth (1/5) of the purchase price, with the balance of the purchase price to be paid in four equal annual principal installments, plus interest, payable each year on the anniversary date of the Closing. The unpaid principal balance shall accrue interest at the current applicable federal rate provided in the Code for the month in which the initial payment is made, but the purchasers shall have the right to prepay in full or in part at any time without penalty. The obligation to pay the balance due shall be evidenced by a promissory note, and if purchased by a Person other than the Company, secured by a pledge of the Membership Interest being purchased.

                                   ARTICLE IX

                  ACCOUNTING, RECORDS AND REPORTING BY MEMBERS

     9.1 BOOKS AND RECORDS. The books and records of the Company shall be kept, and the financial position and the results of its operations recorded, in accordance with the cash method of accounting unless a different method is required to be followed for federal income tax purposes. The books and records of the Company shall reflect all the Company transactions and shall be appropriate and adequate for the Company's business. Each Member and its duly authorized representative, including, but not limited to, Cinema Ride's and HK LLC's accountants, shall have complete access to all such books and records at any time.

     9.2 BANK ACCOUNTS; INVESTED FUNDS. All funds of the Company shall be deposited in such account or accounts of the Company as may be determined by the Managers and shall not be commingled with the funds of any other Person. All withdrawals therefrom shall be made upon checks signed by such persons and in such manner as the Managers may determine. Temporary surplus funds of the Company may be invested in commercial paper, time deposits, short-term government obligations or other investments determined by the Managers.

     9.3 TAX MATTERS FOR THE COMPANY HANDLED BY THE MANAGERS AND TAX MATTERS MEMBERS. The Members shall from time to time cause the Company to make such tax elections as it deems to be in the best interests of the Company and the Members. The Tax Matters Members shall represent the Company (at the Company's expense) in connection with all examinations of the Company's affairs by tax authorities, including resulting judicial and administrative proceedings, and shall expend Company funds for professional services and costs associated therewith. The Tax Matters Members shall oversee the Company's tax affairs in the overall best interests of the Company. If for any reason the Tax Matters Members can no longer serve in that capacity, the Managers may designate other Members to be Tax Matters Members. Initially, the Tax Matters Members shall be Mitch Francis and Hal Kolker.

     9.4 ACCOUNTING MATTERS. All decisions as to accounting matters shall be made by the Managers.

                                    ARTICLE X

                           DISSOLUTION AND WINDING UP

     10.1 DISSOLUTION. The Company shall be dissolved, its assets disposed of and its affairs wound up upon (and only upon) the first to occur of the following:

          (a) the expiration of the term of the Company specified in the Articles or any other event of dissolution specified in the Articles;

          (b) the entry of a decree of judicial  dissolution pursuant to Section
86.541 of the Act;

          (c) the unanimous vote of the Members;

          (d) the occurrence of a Membership Termination Event, if all remaining Members fail to consent in accordance with Section 8.1 to continue the business of the Company within ninety (90) days after the occurrence of that event or fail to reach the agreement described in Section 8.1(b);

          (e) the sale of all or substantially all of the assets of the Company;

          (f) the Company's Bankruptcy; or

          (g) the occurrence of an event which makes it unlawful for the business of the Company to be continued.

     10.2 CERTIFICATE OF DISSOLUTION. Upon dissolution of the Company, the Managers shall cause Articles of Dissolution to be filed with the Nevada Secretary of State.

     10.3 WINDING UP. Upon the occurrence of any event specified in Section 10.1, the Company shall continue solely for the purpose of winding up its affairs in an orderly manner, liquidating its assets and satisfying the claims of its creditors. The Managers shall be responsible for overseeing the winding up and liquidation of the Company, shall take full account of the liabilities and assets of the Company, shall cause its assets either to be sold or distributed, as they may determine, and shall cause the proceeds therefrom, to the extent sufficient, to be applied and distributed as provided in Section
10.5. The Persons winding up the affairs of the Company shall give written notice of the commencement of winding up by mail to all known creditors and claimants whose addresses appear on the records of the Company.

     10.4 DISTRIBUTIONS IN KIND. Any non-cash asset distributed to one or more Members shall first be valued at its fair market value to determine the Net Profit or Net Loss that would have resulted if that asset had been sold for that value, the Net Profit or Net Loss shall then be allocated pursuant to ARTICLE VI, and the Members' Capital Accounts shall be adjusted to reflect those allocations. The amount distributed and charged to the Capital Account of each Member receiving an interest in the distributed asset shall be the fair market value of the interest (net of any liability secured by the asset that the Member assumes or takes subject to). The fair market value of that asset shall be determined by the Managers.

     10.5 ORDER OF PAYMENT OF PROCEEDS UPON DISSOLUTION.

          (a) LIQUIDATING DISTRIBUTIONS. After determining that all known debts and liabilities of the Company, including, without limitation, debts and liabilities to Members who are creditors of the Company, have been paid or adequately provided for, the remaining assets shall promptly be distributed to the Members in accordance with their positive Capital Account balances, after taking into account income and loss allocations for the Company's taxable year during which the liquidation occurs.

          (b) NO LIABILITY. No Member shall have any liability to the Company, any Member or any creditor of the Company on account of any deficit balance in its Capital Account.

     10.6 COMPLIANCE WITH TREASURY REGULATIONS. All payments to the Members upon the winding up and dissolution of the Company shall be strictly in accordance with the positive Capital Account balance limitation and other requirements of
Section 1.704-1(b)(2)(ii)(D) of the Treasury Regulations.

     10.7 LIMITATIONS ON PAYMENTS MADE IN DISSOLUTION. Except as otherwise specifically provided in this Agreement, each Member shall be entitled to look only to the assets of the Company for the return of that Member's positive Capital Account balance and shall have no recourse for its Capital Contributions and/or share of Net Profits (upon dissolution or otherwise) against the Managers or any other Member.

     10.8 CERTIFICATE OF CANCELLATION. Upon completion of the winding up of the Company's affairs, the Managers shall cause a Certificate of Cancellation to be filed with the Nevada Secretary of State.

     10.9 COMPENSATION FOR SERVICES. The Persons winding up the affairs of the Company shall be entitled to reasonable compensation from the Company for their services. ARTICLE XI

                                 INDEMNIFICATON

     11.1 INDEMNIFICATION. The Company shall indemnify and hold harmless each of the Members and the Managers, and each of their respective officers, directors, shareholders, partners, Members, trustees, beneficiaries, employees, agents, heirs, assigns, successors-in-interest and Affiliates, (collectively, "Indemnified Persons") from and against any and all losses, damages, liabilities and expenses, (including costs and reasonable attorneys' fees), judgments, fines, settlements and other amounts (collectively "Liabilities") reasonably incurred by any such Indemnified Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil, criminal, administrative or investigative and whether threatened, pending or completed (collectively a "Proceeding"), in which any such Indemnified Person may be involved or with which any such Indemnified Person may be threatened, with respect to or arising out of any act (including any act of active negligence) performed by the Indemnified Person or any omission or failure to act if (a) the performance of the act or the omission or failure was done in good faith and within the scope of the authority conferred upon the Indemnified Person by this Agreement or by the Act, except for acts of willful misconduct, gross negligence or reckless disregard of duty, or acts which constitute a material breach of this Agreement or from which such Indemnified Person derived an improper personal benefit, or (b) a court of competent jurisdiction determines upon application that, in view of all of the circumstances, the Indemnified Person is fairly and reasonably entitled to indemnification from the Company for such Liabilities as such court may deem proper. The Company's indemnification obligations hereunder shall apply not only with respect to any Proceeding brought by the Company or a Member but also with respect to any Proceeding brought by a third party.

     11.2 CONTRACT RIGHT; EXPENSES. The right to indemnification conferred in this ARTICLE XI shall be a contract right and shall include the right to require the Company to advance the expenses incurred by the Indemnified Person in defending any such Proceeding in advance of its final disposition; PROVIDED, HOWEVER, that, if the Act so requires, the payment of such expenses in advance of the final disposition of a Proceeding shall be made only upon receipt by the Company of an undertaking, by or on behalf of the indemnified Person, to repay all amounts so advanced if it shall ultimately be determined that such Person is not entitled to be indemnified under this ARTICLE XI or otherwise.

     11.3 INDEMNIFICATION OF OFFICERS AND EMPLOYEES. The Company may, to the extent authorized from time to time by the Managers, grant rights to indemnification and to advancement of expenses to any officer, employee or agent of the Company to the fullest extent of the provisions of this ARTICLE XI with respect to the indemnification and advancement of expenses of Members of the Company.

     11.4 INSURANCE. The Company may purchase and maintain insurance on behalf of any Person who is or was an agent of the Company against any liability asserted against that Person and incurred by that Person in any such capacity or arising out of that Person's status as an agent, whether or not the Company would have the power to indemnify that Person against liability under the provisions of Section 11.1 or under applicable law.

                                   ARTICLE XII

                                  MISCELLANEOUS

     12.1 AMENDMENTS. No amendment to this Agreement may be made without the unanimous approval of all Members. All amendments to this Agreement must be in writing.

     12.2 OFFSET PRIVILEGE. Any monetary obligation owing from the Company to any Member or Manager may be offset by the Company against any monetary obligation then owing from that Member or Manager to the Company.

     12.3 REMEDIES CUMULATIVE. Except as otherwise provided herein, the remedies under this Agreement are cumulative and shall not exclude any other remedies to which any Person may be lawfully entitled.

     12.4 NOTICES. Any notice to be given to the Company or any Member in connection with this Agreement must be in writing and will be deemed to have been given and received when delivered to the address specified by the party to receive the notice by courier or other means of personal service, when received if sent by facsimile, or three (3) days after deposit of the notice by first class mail, postage prepaid, or certified mail, return receipt requested. Any such notice must be given to the Company at its principal place of business, and to any Member at the address specified in Exhibit A. Any party may, at any time by giving five (5) days' prior written notice to the other parties, designate any other address as the new address to which notice must be given.

     12.5 ATTORNEY'S FEES. In the event that any dispute between the Company and/or the Members should result in litigation or arbitration, the prevailing party in that dispute shall be entitled to recover from the other party all reasonable fees, costs and expenses of enforcing any right of the prevailing party, including without limitation, reasonable attorneys' fees and expenses.

     12.6 GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to any conflicts of laws principles of the State of Nevada or any other jurisdiction that would call for the application of the law of any jurisdiction other than the State of Nevada. Each party hereto consents to the exclusive jurisdiction of the state and federal courts located in Las Vegas, Nevada in any action on a claim arising out of, under or in connection with this Agreement or the transactions contemplated by this Agreement. Each party hereto further agrees that personal jurisdiction over it may be effected by service of process by registered or certified mail addressed as provided in Section 12.4 and that when so made shall be as if served upon it personally.

     12.7 COMPLETE AGREEMENT. This Agreement and the Articles constitute the complete and exclusive statement of agreement among the Members with respect to their respective subject matters and supersede all prior written and oral agreements or statements by and among the Members. No representation, statement, condition or warranty not contained in this Agreement or the Articles shall be binding on the Members or have any force or effect whatsoever. To the extent that any provision of the Articles conflicts with any provision of this Agreement, the Articles shall control.

     12.8 BINDING EFFECT. Subject to the provisions of this Agreement relating to Transferability, this Agreement shall be binding upon and inure to the benefit of the Members and their respective successors and assigns.

     12.9  SECTION  HEADINGS.   All  Section  headings  are  inserted  only  for
convenience of reference and are not to be considered in the interpretation or construction of any provision of this Agreement.

     12.10 INTERPRETATION. In the event any claim is made by any Member relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular Member or that Member's counsel.

     12.11 SEVERABILITY. If any provision of this Agreement or the application of that provision to any person or circumstance shall be held invalid, the remainder of this Agreement or the application of that provision to persons or circumstances other than those to which it is held invalid shall not be affected.

     12.12 MULTIPLE COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, all of the Members of TICKETS2NITE, LLC, a Nevada limited liability company, have executed this Agreement, effective as of the date first written above.


                               MEMBER:


                               Cinema Ride, a Delaware corporation


                               By:        /s/ MITCH FRANCIS
                                         -------------------------------
                                         Name:  Mitch Francis
                                         Title: President


                               MEMBER:


                               Entasis LLC, a Delaware limited liability company


                               By:        /s/ HAL KOLKER
                                         -------------------------------
                                         Name:  Hal Kolker
                                         Title: Manager

                                    EXHIBIT A

            CAPITAL CONTRIBUTIONS, ADDRESSES AND PERCENTAGE INTERESTS

                                OF MEMBERS AS OF

                               SEPTEMBER 24, 2002


                                             Member's     Member's   Member's
                                             Capital      Percentage Capital
MEMBER'S NAME     MEMBER'S ADDRESS           CONTRIBUTION INTEREST   ACCOUNT

Cinema Ride, Inc. 12001 Ventura Place,       $200,000 1)      50%    $200,000
                  Suite 340                                          3)
                  Studio City, Nevada  91604

Entasis LLC       _________________          $200,000 2)      50%    $200,000
                  _________________                                  3)



1. Cinema Ride previously contributed $183,694.27 to the Company. Cinema will contribute $16,305.73 upon execution of this Agreement.


2. In the event that Bacardi agrees to become a sponsor of the Company's discounted show operations, HK LLC shall be entitled to receive credit against its obligations to make the capital contribution the amount of any payment by Bacardi made on or before the execution of this Agreement.


3. Such capital account shall be actually credited upon making the cash contributions provided herein.